UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Lincoln Centre, Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

        Furnished herewith as Exhibit 99 is a copy of the textual disclosure contained in slides to be used in connection with a presentation being given by the Registrant at Roth Capital Partners’ 19th Annual OC Conference on February 21, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99	Slides for Presentation at Roth Capital Partners' 19th Annual OC Conference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WIDEPOINT CORPORATION
(Registrant)
Dated: February 21, 2007	By: /s/ James T. McCubbin
James T. McCubbin
Vice President and Chief Financial Officer